UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2005

FERMAVIR PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Florida	333-116480	16-1639902
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 445 New York, New York 10170
(Address of Principal Executive Offices)

(212) 413-0802
(Registrant’s telephone number, including area code)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

On October 24, 2005, FermaVir Pharmaceuticals, Inc. (the “Company”) sold 699,193 shares of common stock and 104,879 warrants to purchase common stock in units each consisting of 150,000 shares and 22,500 warrants for $112,500 per unit. The warrants are exercisable at $1.50 per share and are exercisable at any time before August 16, 2010. The Company paid an aggregate of $52,850 to certain selling agents as commissions for sales to non-U.S. investors and reimbursed offering expenses.

The units were sold on the same basis as 2,825,000 shares and 423,750 warrants privately placed in August 2005 and reported by the Company on its Form 8-K Report filed August 19, 2005.

In connection with the offer and sale of securities to the Investors, the Company relied on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder. The Company believes that the Investors are “accredited investors”, as such term is defined in Rule 501(a) promulgated under the Securities Act.

Item 9.01	Financial Statements and Exhibits

4.1	Form of Stock Purchase Warrant of FermaVir Pharmaceuticals, Inc.*

_______________________
* Incorporated by reference to Exhibit 4.1 of the Company's Form 8-K Report filed August 19, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2005

FERMAVIR PHARMACEUTICALS, INC.

By:	/s/ Geoffrey W. Henson

Geoffrey W. Henson, Ph.D., CEO

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